SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential,   for  Use  of  the  Commission  Only  (as  permitted  by
         Rule14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                               Apple Suites, Inc.
                (Name of Registrant as Specified In Its Charter)
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -----------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -----------------------------------------------------------

         3)       Filing Party:

                  -----------------------------------------------------------

         4)       Date Filed:

                  -----------------------------------------------------------

                               APPLE SUITES, INC.

                                APRIL 13, 2000


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, MAY 15, 2000

     The Annual Meeting of Shareholders of Apple Suites, Inc. (the "Company") will be held at the offices of the Company located at 9 North Third Street, Richmond, Virginia 23219 on Monday, May 15, 2000, at 2:00 p.m. for the following purposes:

     1. To elect two (2) directors to serve until the 2003 Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting.

     The holders of common shares of record at the close of business on March 17, 2000, are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously delivered your proxy.

     The proxy card with which to vote your shares is located in the window pocket of the envelope in which these proxy materials were mailed. If necessary, an additional proxy card may be obtained by calling Ms. Krissy M. Gathright, Investor Services, at (804) 643-4964.

                                        By Order of the Board of Directors

                                        /s/Glade M. Knight
                                        ------------------

                                        Glade M. Knight
                                        President

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                              APPLE SUITES, INC.
                                PROXY STATEMENT
                                 APRIL 13, 2000

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 2000

GENERAL

     The enclosed proxy is solicited by the directors of Apple Suites, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the offices of the Company located at 9 North Third Street, Richmond, Virginia 23219 on Monday, May 15, 2000, at 2:00 p.m. (the "Annual Meeting"). The proxy may be revoked at any time prior to voting thereof by giving written notice to the Company of intention to revoke or by conduct inconsistent with continued effectiveness of the proxy, such as delivery of a later dated proxy or appearance at the meeting and voting in person the shares to which the proxy relates. Shares represented by executed proxies will be voted, unless a different specification is made therein, FOR election as directors of the persons named therein.

     This proxy statement and the enclosed proxy were mailed on April 13, 2000, to shareholders of record at the close of business on March 17, 2000 (the "Record Date"). In conjunction therewith, the Company mailed to each shareholder of record as of the Record Date an Annual Report that includes audited financial statements for the year ended December 31, 1999.

     At the close of business on the Record Date, the Company had 3,922,923 common shares ("Shares") outstanding and entitled to vote. Each Share has one vote on all matters including those to be acted upon at the Annual Meeting. The holders of a majority of such Shares present at the Annual Meeting in person or represented by proxies constitute a quorum. If a quorum is present, the two properly nominated candidates receiving the greatest number of affirmative votes of Shares represented and voting at the Annual Meeting will be elected directors of the Company for the two positions being voted upon even though the candidates do not receive a majority of the votes cast. Shareholders who wish to abstain from voting on the election of directors may do so by specifying that their vote for any or all of the nominees be withheld in the manner provided in the enclosed proxy, and the Shares otherwise votable by such shareholders will not be included in determining the number of Shares voted for such nominees. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder that fewer than all of the Shares of which such shareholder is the holder of record on the Record Date are to be voted on a particular matter. All such Shares which are not voted will be treated as Shares as to which vote has been withheld.

     The mailing address of the Company is 9 North Third Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Carol Corticchia.

     THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE (EXCEPT FOR EXHIBITS), A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, ON WRITTEN REQUEST TO MS. KRISSY M. GATHRIGHT, INVESTOR SERVICES, AT THE MAILING ADDRESS FOR THE COMPANY SET FORTH ABOVE.

OWNERSHIP OF EQUITY SECURITIES

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of such Shares are in fact beneficially owned by any person. As of the Record Date, there are no shareholders known to the Company who own beneficially 5% or more of the outstanding Shares.

     Beneficial Ownership of Shares held by directors and executive officers of the Company and nominees for election as directors at the Annual Meeting, as of the Record Date, are indicated in the table below. Each person named in the table and included in the Director/Officer group has sole voting and investment powers as to such Shares, or shares such powers with his or her spouse and minor children, if any.

                                                               NUMBER OF
                                                                SHARES
                                                             BENEFICIALLY     PERCENT OF
                         NAME (1)                              OWNED (2)        CLASS
---------------------------------------------------------   --------------   -----------
Bruce H. Matson .........................................        5,500            *
Robert M. Wily ..........................................        5,500            *
Lisa B. Kern ............................................        5,500            *
Glade M. Knight (3) .....................................           10            *
Michael S. Waters .......................................        5,500            *
All directors and executive officers as a group .........       22,010            *

----------
* Less than one percent of outstanding Shares.

(1) The first two listed individuals are directors of the Company standing for reelection at the Annual Meeting. The remaining three individuals will not stand for reelection at the Annual Meeting because their terms as directors extend to future years.


(2) Consisting entirely of Shares which may be acquired upon the exercise of stock options.


(3) Number of Shares beneficially owned by Mr. Knight consists of 10 Shares owned by a corporation wholly owned by him. In addition, Mr. Knight owns 202,500 Class B Convertible Shares. The Class B Convertible Shares are convertible upon the occurrence of certain events into Shares pursuant to a formula based upon the gross proceeds raised by the Company.

ELECTION OF DIRECTORS

     Nominees for Directors. At the Annual Meeting two (2) directors are to be elected to hold office. The nominees for election to the two positions on the Board of Directors are Bruce H. Matson and Robert M. Wily. If elected, each of Messrs. Matson and Wily will serve until the 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified, except in the event of death, resignation or removal.

     Messrs. Waters and Knight and Ms. Kern will not stand for reelection at the Annual Meeting because their terms do not expire in 2000. Mr. Waters and Ms. Kern will continue to serve until the 2001 Annual Meeting of Shareholders, and Mr. Knight will continue to serve until the 2002 Annual Meeting of Shareholders.

     Unless otherwise specified, proxies solicited hereby will be voted FOR the election of the nominees listed, except that in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. All of the nominees are now members of the Board of Directors and have been nominated by action of the Board of Directors. The nominees were originally elected as directors by a Consent of Sole Shareholder dated August 16, 1999.

     If a quorum is present, the two properly nominated candidates receiving the greatest number of affirmative votes of Shares represented and voting in the Annual Meeting will be elected directors of the Company. The nominees, their ages, their principal occupations during the past five years or more, and directorships of each in public companies in addition to the Company are as follows:

     Bruce H. Matson. Mr. Matson, 42, is a director of the Company. He is a Vice President and Director of the law firm of LeClair Ryan, a Professional Corporation, in Richmond, Virginia. He has been with LeClair Ryan since 1994. Mr. Matson has practiced law since 1983.

     Robert M. Wily. Mr. Wily, 50, is a director of the Company. He is the Deputy Chief, Article III Judges Division of the Administrative Office of the U.S. Courts. He has served as the Clerk of Court for both the United States Bankruptcy Court for the Eastern District of Virginia from 1986 to 1999 and the District of Utah from 1981 to 1986. Prior to those positions, Mr. Wily was in the private practice of law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE TWO NOMINEES.

     Other Directors. The following are the directors of the Company whose terms expire after 2000.

     Glade M. Knight. Mr. Knight, 56, is Chairman of the Board, Chief Executive Officer and President of the Company. His term on the Board expires in 2002. Mr. Knight founded and serves as Chairman of the Board and President of Cornerstone Realty Income Trust, Inc., which is a real estate investment trust that owns apartment communities. Since 1972, Mr. Knight has held executive and/or ownership positions in several corporations involved in the management of and investment in real estate, and has also served, directly or indirectly, as a general or limited partner of 71 limited partnerships owning 80 properties comprising over 13,000 apartment units.

     Lisa B. Kern. Ms. Kern, 39, is a portfolio manager and vice president of Davenport & Co., LLC, an investment banking firm, in Richmond, Virginia. Previously, Ms. Kern was a Vice president with Crestar Bank's Trust and Investment Management Group from 1989 to 1996. Her term on the Board expires in 2001.

     Michael S. Waters. Mr. Waters, 45, is president and co-founder of Partnership Marketing, Inc. From 1995 through 1998, Mr. Waters served as a vice president and general manager of GT Foods, a division of GoodTimes Home Video. From 1987 to 1995, he served as vice president and general manager for two U.S. subsidiaries (Instant Products of America and Chocolate Products) of George Weston Ltd. (Canada), a fully-integrated food retailer and manufacturer. His term on the Board expires in 2001.

COMMITTEES OF THE BOARD

     The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee as its standing committees. The Board of Directors has no Nominating Committee.

     The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors except such powers specifically denied the Committee under the Company's Bylaws or by law. Messrs. Knight, Matson and Wily are the members of the Executive Committee.

     The Audit Committee oversees the relationship between the Company and its independent auditor, monitors the reasonableness of Company expenses and declares distributions to shareholders. Ms. Kern and Messrs. Waters and Wily are the members of the Audit Committee.

     The Compensation Committee administers the Company's incentive and stock option plans, and oversees the compensation and reimbursement of directors and officers of the Company. The members of the Compensation Committee are Messrs. Matson and Wily.

     During  1999,  the  Board  of  Directors  held  one  meeting  and the Audit
Committee met two times during the year. The Executive Committee and the Compensation Committee did not meet during 1999. Each director attended at least 75% of the meetings of the Board and of the committee to which he or she was assigned.

COMPENSATION OF DIRECTORS

     During 1999, directors not affiliated with Apple Suites Advisors, Inc. received pro rated annual directors' fees of $1,875, plus $500 for each meeting of the Board. Directors who were affiliates of Apple Suites Advisors, Inc. received no compensation from the Company for their service as directors. All directors were reimbursed by the Company for their travel and other out-of-pocket expenses incurred in attending meetings of the directors or a committee and in conducting the business of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The only executive officer of the Company (Mr. Knight) did not receive salary compensation from the Company in 1999 for carrying out his duties as executive officer. Also, Mr. Knight did not receive stock options under the Incentive Plan in 1999, as described below.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The Company has adopted two stock incentive plans that apply to certain employees or affiliated persons (the "Incentive Plan") and directors (the "Directors' Plan). Under the Incentive Plan, incentive awards may be granted to certain employees (including officers and directors who are employees) of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc. The Directors' Plan applies to directors of the Company who are not employees of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc.

     Pursuant to the Incentive Plan or the Directors' Plan, as applicable, the following persons received, in 1999, the following options to purchase Shares:





                                                  NUMBER OF SHARES
                                                 UNDERLYING OPTIONS
                                               (EXERCISABLE AT $9 PER
                   NAME                      SHARE) RECEIVED IN 1999 (3)
-----------------------------------------   ----------------------------
  Lisa B. Kern (1) ......................              5,500
  Bruce H. Matson (1) ...................              5,500
  Michael S. Waters (1) .................              5,500
  Robert M. Wily (1) ....................              5,500
  Glade M. Knight (2) ...................                  0


----------
(1) Director participating in the Directors' Plan

(2) Director and executive officer participating in Incentive Plan.

(3) None of the foregoing options was exercised during the fiscal year ended December 31, 1999.


CERTAIN AFFILIATES

     Glade M. Knight is the sole shareholder of Apple Suites Advisors, Inc. and Apple Suites Realty Group, Inc. (these two companies sometimes referred to herein as the "Apple Suites Companies"), which provide brokerage, business and management services to the Company.


CERTAIN RELATIONSHIPS AND AGREEMENTS

     The Company has no paid employees. However, the Company has entered into certain agreements with the Apple Suites Companies under which those entities have agreed to provide certain administrative and real estate brokerage services to the Company in exchange for compensation from the Company.

     The Company has entered into an Advisory Agreement (the "Advisory Agreement") with Apple Suites Advisors, Inc., a Virginia corporation. Under the Advisory Agreement, Apple Suites Advisors, Inc. receives an annual asset management fee which is calculated as follows: The asset management fee is a percentage of the gross offering proceeds which have been received by the Company from time to time from the sales of its Shares ("Total Contributions"). The applicable percentage used to calculate the asset management fee is based on the ratio of funds from operations to Total Contributions (the "Return Ratio") for the preceding calendar quarter. The per annum asset management fee is equal to the following with respect to each calendar quarter: 0.1% of Total Contributions if the Return Ratio for the preceding calendar quarter is 6% or less; 0.15% of Total Contributions if the Return Ratio for the preceding calendar quarter is more than 6% but not more than 8%; and 0.25% of Total Contributions if the Return Ratio for the preceding calendar quarter is above 8%.

     Apple Suites Advisors, Inc. earned an asset management fee of $23,574 in 1999. Apple Suites Realty Group, Inc. earned real estate commissions aggregating $1,828,520 during 1999. In addition, the Apple Suites Companies were paid expense reimbursements aggregating $177,428 during 1999, most of which were for salary reimbursements for persons employed to manage and maintain the Company's various properties.

     As noted above under "Certain Affiliates," Mr. Knight owns all of the stock of Apple Suites Advisors, Inc. and Apple Suites Realty Group, Inc. and is the sole director of those entities.


INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP served as independent auditors for the Company in 1999. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires and will be available to answer appropriate questions from shareholders. The Board of Directors is expected to retain Ernst & Young LLP as the Company's independent auditors for 2000.


MATTERS TO BE PRESENTED AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder wishing to make a proposal to be acted upon at the Annual Meeting of Shareholders in 2001 must submit such proposal, to be considered by the Company for inclusion in the Proxy Statement to the Company at its principal office in Richmond, Virginia, no later than December 14, 2000.


     With respect to shareholder proposals not included in the Company's Proxy Statement for the 2001 annual meeting, the persons named in the Board of
Directors' proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934, including with respect to proposals received by the Company after March 1, 2001.


OTHER MATTERS

     Management knows of no matters other than those stated above likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed Proxy are expected to vote the Shares represented by such Proxy on such matters in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/Glade M. Knight
                                        ------------------

                                        Glade M. Knight
                                        President

     THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

P R O X Y
                               APPLE SUITES, INC.
                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Martin B. Richards, James W.C. Canup and Krissy M. Gathright as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Apple Suites, Inc. held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders to be held on May 15, 2000, or any adjournment thereof.

         The Board of Directors recommends a vote "FOR" item 1.

         1.       ELECTION OF DIRECTORS

                  FOR all nominees listed below          WITHHOLD AUTHORITY
                                                         to vote for all
                                                         nominee(s) listed below
                                            [ ]                              [ ]
                  Bruce H. Matson and Robert M. Wily

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------

         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.



                                 (Continued on the reverse side)

         Please indicate whether you plan to attend the Annual Meeting in person: [ ] Yes [ ] No

                                  Dated:

                                 ------------------------------------------,2000



                                 -----------------------------------------------
                                                 Print Name


                                 -----------------------------------------------
                                                  Signature


                                ------------------------------------------------
                                            Signature if held jointly

                                Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by Presidentor other authorized officer. If a partnership, please sign in partnership name by authorized person.


         Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.